                  CONTRACT BETWEEN ITERATED SYSTEMS, INC. AND
                       MCI TELECOMMUNICATIONS CORPORATION



     This contract ("Contract"), is made as of this __ day of _______ 1998 ("Effective Date") between Iterated Systems, Inc., a Georgia corporation ("ISI"), and MCI Telecommunications Corporation, a Delaware corporation ("MCI").

     For and in consideration of the mutual undertakings of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMINATION OF DEVELOPMENT AND LICENSE AGREEMENT. The parties acknowledge and agree that on September 30, 1997 the Development and License Agreement dated September 16, 1994 between ISI and MCI ("Agreement") expired according to its terms. The parties agree that the Agreement and the Existing Agreements (as defined below) are hereby terminated in all respects. Without in any way limiting the generality of the foregoing, this termination includes the termination of (i) Section 10.12 of the Agreement so that no terms in the Agreement survive, and (ii) each party's rights and obligations under the Agreement and the Existing Agreements, including, but not limited to, all license rights. Each party is entitled to retain any payments received from the other party prior to the Effective Date under the Agreement, the Existing Agreements and any other written or oral agreements between ISI and MCI. The parties acknowledge that any and all rights and obligations of either party under the terms of the Agreement, the Existing Agreements and any other written or oral agreements between ISI and MCI (including, but not limited to, any materials delivered or to be delivered under the Agreement) will be governed and controlled by the terms of this Contract. Notwithstanding the above, any confidential information exchanged between MCI and ISI prior to the Effective Date under the Agreement shall continue to be considered the confidential information of the disclosing party and held in confidence by the party receiving such confidential information according to the terms of EXHIBIT C of this Contract.

     2.  DEFINITIONS.

     "Affiliate(s)" means any entity or entities that is directly or indirectly controlling, controlled by, or under common control with a party to this Contract.

     "Asserting Party" has the meaning set forth in Paragraph 18(b).

     "Authorized Third Parties" has the meaning set forth in Paragraph 4(a).

     "Codec" means a hardware or software encoder and/or decoder that can compress and/or uncompress digital data.

     "Confidential Information" has the meaning set forth in EXHIBIT C.

     "Deliverables" means collectively and individually the fractal real time codec, and the audio and lossless codecs listed in EXHIBIT A. Deliverables shall include Deliverables Source Code.

     "Deliverables Source Code" means the following items:

     (i) source code to all component modules of the Deliverables as such component modules exist in their integrated form within the Deliverables in both machine-readable and hard copy form (the source code may be in microcode and/or assembly and/or C and/or C++ Projects);

     (ii) any and all proprietary ISI libraries required for use with the items listed in item (i) above; and

     (iii) for the items listed in item (i) above all project and programming documentation including but not limited to project overviews, functional specifications, flowcharts, engineering design documents, software logic and use documents, application programming interface descriptions, documentation of all compile/debug options and complete documentation of all algorithms in generally accepted mathematical terms, including complete definitions of all terms used, but only to the extent the foregoing items are in ISI's archive of each of the Deliverables and such items are proprietary to ISI.

     "Derivative Work" has the meaning set forth in the U.S. Copyright Act, as amended.

     "Disclosing Party" has the meaning set forth in EXHIBIT C.

     "Distributors" has the meaning set forth in Paragraph 5(a)(iii).

     "Disclosure" has the meaning set forth in Paragraph 8(a).

     "Existing Agreements" means collectively and individually the following agreements:

          (i) Letter Agreement dated December 1, 1996 among MCI, ISI, and Oracle Corporation.

          (ii) Letter Agreement dated December 1, 1996 among MCI, ISI, and Network Computer, Inc.

          (iii) Letter Agreement dated December 16, 1996 among MCI, ISI, and Entertainment Made Convenient (Emc3) Int'l Holding B.V.

          (iv) Letter Agreement dated February 6, 1998 between MCI and ISI regarding Multi-Media Access Corporation.

          (v) Letter Agreement dated September 11, 1996 between MCI and ISI regarding Progressive Networks, Inc.

     "Export Laws" has the meaning set forth in Paragraph 22.

     "Intellectual Property Rights" means any and all rights existing anywhere in the world under copyright law, patent law, moral rights law, trade secret law, confidential information law, trademark law, unfair competition law, semiconductor chip protection law or other similar rights.

     "Inventions" has the meaning set forth in Paragraph 8(a).

     "ISI Attribution" means the ISI trademark, service mark, trade name, insignia, logo or other designation provided by ISI to MCI from time to time to be used in accordance with Paragraph 6.

     "License Agreement" has the meaning set forth in Paragraph 5(b).

     "Licensed Affiliates" means any entity or entities that is directly or indirectly controlling, controlled by, or under common control with a party to this Contract and which has agreed in writing with a party to this Contract to be bound by the terms of this Contract.

     "Licensees" has the meaning set forth in Paragraph 5(a)(ii).

     "Limitation Period" has the meaning set forth in Paragraph 25.

     "MCI Modification" means the portion of the MCI Modified Codec that is in addition to the Deliverable being modified and includes, but is not limited to, new developments that result from the use of Deliverables Source Code.

     "MCI Modified Codec" has the meaning set forth in Paragraph 4(a).

     "Non-soliciting Party" has the meaning set forth in Paragraph 25.

     "Patent Rights" means any and all rights, existing anywhere in the world under patent law, in an issued patent with any claims drawn to the Inventions.

     "Personnel" has the meaning set forth in Paragraph 8(a).

     "Plans and Reports" means the plans and reports delivered by ISI to MCI under the Agreement.

     "Receiving Party" has the meaning set forth in EXHIBIT C.

     "Territory" means the U.S. and anywhere in the world where from time to time the Deliverables may be exported in compliance with the terms of Paragraph 22 below.

     "Third Party Modification" means the portion of the Third Party Modified Codec that is in addition to the Deliverable being modified and includes, but is not limited to, new developments that result from the use of the Deliverables Source Code.

     "Third Party Modified Codec" has the meaning set forth in Paragraph 4(b).

     "Warrant" has the meaning set forth in Paragraph 21.

     3.  DELIVERY OF SOURCE CODE FOR THE DELIVERABLES.  No later than thirty
(30) business days after the Effective Date, ISI will deliver to MCI the Deliverables Source Code. MCI may request ISI to provide certain Deliverables sooner than other Deliverables and ISI will use reasonable efforts to satisfy MCI's delivery request. At MCI's request ISI will provide up to forty (40) hours of assistance for each of the three codec types (lossless, audio, real-time video) to MCI from ISI's location in Atlanta, Georgia to facilitate the delivery and use of the Deliverables Source Code, with such assistance to be provided within thirty (30) days of delivery of each codec type. After ISI has provided forty (40) hours of assistance for a Codec type, then ISI has no further obligation to provide assistance for that Codec type.

     4.  LICENSE OF DELIVERABLES IN SOURCE CODE FORM.

     (a) ISI grants MCI and its Licensed Affiliates the following perpetual, non-exclusive, royalty-free right and license in the Territory to:

         (i) use, make and reproduce the Deliverables Source Code solely for MCI's and its Licensed Affiliates' internal implementation that includes a Deliverable;

         (ii) use, make and reproduce the Deliverables Source Code solely for MCI's and its Licensed Affiliates' internal use to create a product or service that includes a Deliverable;

         (iii) modify the Deliverables Source Code to create Derivative Works of the Deliverables that are Codecs (which Deliverable and modified Deliverables Source Code shall collectively be referred to as a "MCI Modified Codec") solely for MCI's and its Licensed Affiliates' internal use to create a product or service or do an internal implementation;

         (iv) compile the Deliverables Source Code together with an MCI Modification to create an MCI Modified Codec in object code form solely for MCI's and its Licensed Affiliates' internal use to create a product or service or do an internal implementation; and

         (v) distribute the Deliverables Source Code to third parties who are obligated by written agreement with MCI or an MCI Licensed Affiliate to (x) written terms of non-disclosure consistent in all material respects with the terms set forth in EXHIBIT C, (y) use the Deliverables only as provided in Paragraph 4(b) below, and (z) use the Deliverables, MCI Modifications and Third Party Modifications only as provided in this Contract (such third parties individually referred to as an "Authorized Third Party" and collectively referred to as the "Authorized Third Parties").

     (b) ISI grants MCI and its Licensed Affiliates the right to grant to an Authorized Third Party the following perpetual, non-exclusive, royalty-free right and license in the Territory to:

         (i) use, make and reproduce the Deliverables Source Code solely for the Authorized Third Party's internal use to create a product or service;

         (ii) modify the Deliverables Source Code to create Derivative Works of the Deliverables that are Codecs (which Deliverable and modified Deliverables Source Code shall collectively be referred to as a "Third Party Modified Codec") solely for the Authorized Third Party's internal use to create a product or service; and

         (iii) compile the Deliverables Source Code together with a Third Party Modification to create a Third Party Modified Codec in object code form solely for the Authorized Third Party's internal use to create a product or service.

     (c) Except for the limited distribution rights in Paragraph 4(a)(v), the Deliverables, MCI Modifications, and Third Party Modifications may only be distributed in object code form in a product or service as authorized in Paragraph 5 and subject to the limitations in this Contract.

     (d) Notwithstanding the rights granted above and except with ISI's prior written consent, an Authorized Third Party shall not exercise the rights granted in Paragraph 4(b) together with any rights that the Authorized Third Party may have to (i) source code under a separate agreement with ISI, or (ii) confidential information or trade secrets disclosed by ISI.

     (e) Notwithstanding the rights granted in this Contract, for a period of one year after the Effective Date, MCI, its Licensed Affiliates and the Authorized Third Parties may not release a still image Codec with functionality that competes with ISI's STiNG product in the form that STiNG is generally available as of the Effective Date. As used herein the still image Codec shall be deemed "released" on the date that MCI, its Licensed Affiliate or the Authorized Third Party publicly announces its general availability for license or purchase.

     5.  LICENSE OF DELIVERABLES IN OBJECT CODE FORM.

     (a) ISI grants MCI and its Licensed Affiliates the following perpetual, non-exclusive, royalty-free right and license in the Territory to:

         (i) use, reproduce and distribute the object code version of the Deliverables for MCI's and its Licensed Affiliates' internal implementation;

         (ii) reproduce and distribute to third parties ("Licensees") the object code version of the Deliverables and grant such Licensees a limited sub-license to use the object version of the Deliverables in a product or service subject to the limitations on use of the Deliverables, MCI Modifications and Third Party Modifications in this Contract;

         (iii) grant others ("Distributors") the right to exercise the rights granted to MCI and its Licensed Affiliates in Paragraph 5(a)(ii), with or without the right of such others to onward license still others with or without such rights, and so on with respect to each successive onward license; and

         (iv) analyze and summarize Plans and Reports to explore and evaluate the functionality, interoperability and marketability of a product or service.

     (b) MCI, its Licensed Affiliates and Authorized Third Parties shall enter into a license agreement with each Licensee and Distributor ("License Agreement") that (i) prohibits reverse engineering, disassembling, or decompiling the object code version of the Deliverables, MCI Modified Codec or Third Party Modified Codec, (ii) grants a sub-license to the Deliverables that is at least as restrictive as the rights granted to MCI and its Licensed Affiliates in Paragraph 5(a) and includes the limitations in Paragraphs 4(d) and 9, and (iii) is consistent with the terms of this Contract (including, but not limited to, the terms of Paragraph 7, as applicable). The License Agreement may not impose any liabilities upon ISI and may not grant any warranty to the Licensee or Distributor on behalf of ISI.

     (c) If MCI becomes aware of any breach of any agreement granting rights authorized under this Contract that affects ISI, then MCI shall (i) promptly notify ISI, (ii) use commercially reasonable efforts to enforce the terms and conditions of such agreements, (iii) allow ISI, at its expense, to join MCI as a named plaintiff in any suit brought by MCI against an Authorized Third Party or Licensee, and (iv) take such other actions, give such information and render such aid, as may be necessary to allow ISI to bring and prosecute such suits against an Authorized Third Party or Licensee.

     (d) Upon ISI's request, MCI shall promptly deliver to ISI the form of License Agreements and the form agreements for MCI's and its Licensed Affiliates' arrangements with Authorized Third Parties as contemplated by this Contract, to the extent MCI has such agreements.

     (e) If a Licensee violates the terms of the License Agreement or an Authorized Third Party violates the terms of an agreement contemplated by this Contract with MCI or its Licensed Affiliates and does not cure such violation within thirty (30) days of written notice of breach, then MCI shall promptly terminate such Licensee's or Authorized Third Party's rights to the Deliverables.

     (f) MCI shall have the right with ISI's prior written consent, which shall not be unreasonably withheld, to directly enforce, to the extent possible under applicable law, ISI's Intellectual Property Rights in the Deliverables with respect to any infringement thereof which falls within the scope of the licenses granted to MCI and its Licensed Affiliates hereunder. MCI shall keep ISI informed regarding the actions that MCI contemplates, including settlement of any claims to the extent reasonably practicable. ISI shall have the option to participate in any action described above, but only with respect to ISI's Intellectual Property Rights, at its own expense.

     6.  ATTRIBUTION RIGHTS.

     (a) Any sublicenses of the Deliverables, MCI Modified Codecs and Third Party Modified Codecs or use thereof for the provision of services to end users in accordance with Paragraphs 5(a)(ii) and 5(a)(iii), by MCI, an MCI Licensed Affiliate, a Distributor or an Authorized Third Party and any marketing materials used by MCI, an MCI Licensed Affiliate, a

Distributor or an Authorized Third Party in connection with such sublicenses or in connection with such services shall include the ISI Attribution displayed in a manner specified by ISI in accordance with ISI's written policies provided to MCI, but in any case, consistent with reasonable industry practices for the use and placement of attribution marks. ISI shall have the right to modify the ISI Attribution or its use from time to time by issuing to MCI an amended written policy, and MCI, its Licensed Affiliates, Distributors and Authorized Third Parties shall have a reasonable period of time (not to exceed six (6) months from receipt of the written notice) to "phase out" use of materials conforming to an earlier ISI written policy.

     (b) ISI grants to MCI, its Licensed Affiliates, Authorized Third Parties and Distributors a non-exclusive, royalty-free right and license to use the ISI Attribution solely in connection with the promotion, marketing, distribution and sublicense of the Deliverables, MCI Modified Codecs and Third Party Modified Codecs as part of a product or in connection with a service, in each case in accordance with ISI's written policies described in Paragraph 6(a) hereof. To the extent the ISI Attribution does not infringe MCI's or a third party's intellectual property rights, MCI agrees and acknowledges that (i) the ISI Attribution, whether or not registered, is the sole property of ISI and or its suppliers, (ii) MCI's, its Licensed Affiliates', Distributors' and its Authorized Third Parties' reproduction of the ISI Attribution inures to the benefit of ISI, and (iii) MCI, its Licensed Affiliates, Distributors and Authorized Third Parties acquire no legal rights in the ISI Attribution. MCI, its Licensed Affiliates, Distributors and Authorized Third Parties shall use the appropriate registered or common law trademark symbols in connection with the ISI Attribution.

     7.  RESERVATION OF RIGHTS; PROPRIETARY NOTICES; OWNERSHIP.

     (a) Except for the rights expressly granted in this Contract, ISI owns all other rights, including, but not limited to, (i) all other Intellectual Property Rights in the Deliverables, (ii) all Intellectual Property Rights in any materials other than the Deliverables that are developed by ISI before or after the Effective Date, and (iii) all Patent Rights that ISI elects to acquire as provided in Paragraph 8.

     (b) MCI, its Licensed Affiliates and Distributors and Authorized Third Parties shall not remove any copyright, patent or other proprietary notices that appear in or on the Deliverables as provided by ISI. MCI, its Licensed Affiliates, Distributors and Authorized Third Parties shall affix ISI's copyright, patent and any other applicable proprietary notices on all copies of the Deliverables, MCI Modified Codecs and Third Party Modified Codecs.

     (c) Notwithstanding ISI's rights in the Deliverables, except for ISI's agreement with Multi-Media Access Corporation dated March 25, 1998, ISI shall not license the Deliverables to third parties unless such Deliverables include a material modification, integration or productization of the Deliverables.

     (d) Notwithstanding the rights and licenses granted in this Contract, MCI, its Licensed Affiliates, Distributors, Authorized Third Parties and Licensees shall have no express or implied license under any patent owned by ISI which issues on a patent application filed after the Effective Date except as provided in Paragraph 11.

     (e) ISI is under no obligation to deliver any source code, object code or other technical material to MCI, its Licensed Affiliates, Authorized Third Parties, Distributors and Licensees other than as expressly provided for in this Contract.

     (f) Except as expressly stated in this Contract, neither party has any express or implied right to use in any manner any Intellectual Property Rights of the other party. Except for the limited license rights set forth in Paragraphs 4(b) and 5, MCI may grant no other rights in the Deliverables to any third party including, but not limited to, Licensed Affiliates, Authorized Third Parties, Distributors or Licensees.

     8.  PATENTS.

     (a) MCI agrees that if one or more employees or independent contractors of MCI, its Licensed Affiliates or Authorized Third Parties (collectively, the "Personnel") conceives or reduces to practice a new idea or invention (whether or not patentable) in the course of exercising the rights granted in Paragraph 4 ("Inventions"), then MCI shall promptly deliver to ISI or cause its Licensed Affiliates or Authorized Third Parties, as applicable, to promptly deliver an invention disclosure form for the Invention containing, at a minimum, the information described in EXHIBIT G (the "Disclosure"). The Confidential Information of MCI, its Licensed Affiliates and Authorized Third Parties that is provided to ISI and/or its counsel in connection with delivery of a Disclosure shall be treated by ISI or its counsel receiving such Confidential Information as the Disclosing Party's Confidential Information according to the terms of EXHIBIT C; provided, however, that ISI may disclose such information solely for purposes of preparing, filing and prosecuting a patent application for the Disclosure.

     (b) Upon ISI's receipt of a Disclosure and upon ISI's request, ISI may interview the inventor or co-inventors named on the Disclosure and MCI, its Licensed Affiliates and the Authorized Third Parties shall deliver to ISI all materials and shall take reasonable actions to ensure that the inventors cooperate in providing all information reasonably necessary to prepare and file patent applications resulting from such Disclosure.

     (c) ISI shall have three (3) months after its receipt of the Disclosure to evaluate the Disclosure and either (i) provide MCI written notice within the three (3) month period of ISI's election to (x) own the Patent Rights covered by the Disclosure and have such Patent Rights assigned to ISI according to Paragraph 8(h), and (y) prepare and file a patent application based on the Disclosure, or (ii) provide MCI written notice that ISI does not desire to acquire the Patent Rights and file a patent application at that time covering the Disclosure.

     (d) During the three (3) month period described in Paragraph 8(c), MCI shall refrain from any act and shall cause its Licensed Affiliates and Authorized Third Parties to refrain from any act that adversely impacts ISI's ability to obtain a patent application based on the Disclosure.

     (e) Upon MCI's receipt of the notice described in Paragraph 8(c) to the effect that ISI does not desire to file a patent application at that time covering the Disclosure, MCI may, at its option, prepare and file a patent application based on the Disclosure. At any time after MCI's receipt of the notice described in Paragraph 8(c) to the effect that ISI does not desire to file a patent application at that time covering the Disclosure, MCI shall provide at ISI's request a status report of MCI's analysis and prosecution, if any, of a patent for an Invention.

     (f) If MCI elects to file and prepare a patent application based on the Disclosure, then MCI (i) shall deliver to ISI a copy of the claims that are to be filed relating to such Disclosure prior to filing the patent application, and
(ii) shall from time to time provide ISI copies of all correspondence related to the prosecution of the applicable patent.

     (g) After MCI's receipt of the notice described in Paragraph 8(c) to the effect that ISI does not desire to file a patent application at that time covering the Disclosure and at any time through issuance of a patent covering such claims, ISI may elect to acquire the Patent Rights or future Patent Rights covered by the applicable Disclosure according to the terms in Paragraph 8(h) by providing written notice to MCI of such election and promptly reimbursing MCI for its legal costs and expenses (including MCI's reasonable internal costs) that have been incurred up to the time of such election by ISI in connection with the filing, preparation, prosecution and issuance of a patent for the Inventions set forth in the Disclosure. If, after ISI's election to acquire the Patent Rights for a Disclosure, ISI elects to have MCI's internal legal staff file, prepare and prosecute a patent application based on such Disclosure, then ISI shall reimburse MCI for its reasonable internal costs and expenses associated with such activities.

     (h) If ISI elects to acquire the Patent Rights as described above, then MCI shall assign and cause its Licensed Affiliates and Authorized Third Parties and the Personnel of MCI, its Licensed Affiliates and Authorized Third Parties to assign to ISI, without further consideration, all right, title and interest in and to the Patent Rights. MCI shall execute and cause its Personnel to execute and deliver such instruments and take such further action as may be requested by ISI to perfect the assignment of Patent Rights. MCI shall cause its Authorized Third Parties and its Authorized Third Parties' Personnel to execute and deliver such instruments and take such other action as may be requested by ISI to perfect the assignment effected by this Contract and maintain patents granted thereon.

     (i) Except as provided above, MCI shall not, and shall obligate its Licensed Affiliates and Authorized Third Parties by written agreement not to, file any patent application with claims drawn in whole or in part to the Deliverables, MCI Modified Codecs, Third Party Modified Codecs, MCI Modifications, and Third Party Modifications.

     9.  LIMITATION ON MCI MODIFICATIONS AND THIRD PARTY MODIFICATIONS.

     (a) Notwithstanding MCI's, its Licensed Affiliates' and/or the Authorized Third Parties' ownership rights in an MCI Modification or a Third Party Modification, except as provided in Paragraph 4(a)(v), MCI shall not, and shall obligate its Licensed Affiliates, Authorized Third Parties and Distributors by written agreement not to, distribute at any time any source code version of the MCI Modifications or Third Party Modifications.

     (b) Notwithstanding MCI's, its Licensed Affiliates' and/or an Authorized Third Party's ownership rights in an MCI Modification or a Third Party Modification, MCI shall not, and shall obligate its Licensed Affiliates, Authorized Third Parties and Distributors by written agreement not to, distribute at any time any object code version of the MCI Modifications or Third Party Modifications unless such object code version of the MCI Modifications or Third Party Modifications are a part of an MCI Modified Codec or a Third Party Modified Codec, respectively.

     10. REPORTS. Within thirty (30) days after the last day of each calendar quarter, MCI shall deliver to ISI a report in the form attached as EXHIBIT F describing all MCI Modifications and Third Party Modifications created during such calendar quarter by MCI, its Licensed Affiliates and the Authorized Third Parties ("Modification Report"). Notwithstanding the above, MCI, its Licensed Affiliates and Authorized Third Parties are not obligated to report modifications of the Deliverables Source Code that result from normal repairs (including bug fixes).

     11.  USE OF PATENTS.

     (a) MCI, its Licensed Affiliates, Authorized Third Parties and Distributors shall receive an implied license to any Patent Rights that are acquired by ISI under this Contract, the scope of which shall be defined by the rights granted in Paragraphs 4 and 5. The term of the implied license to the Patent Rights described above shall not exceed the term of the issued patent that is applicable to such Patent Rights.

     (b) ISI shall not be restricted in its ability to practice any Patent Rights that are acquired by ISI under this Contract.

     12. MOST FAVORED CUSTOMER. On projects agreed to by ISI and MCI after the Effective Date and for two years thereafter, ISI shall offer to MCI service rates at least as favorable as service rates offered to ISI's other customers for similar projects performed by persons with similar skills. If during the two years after the Effective Date, MCI provides ISI a written request to use and/or distribute a product (other than the Deliverables) that is generally offered directly by ISI to third parties, then ISI will offer the product for license fees that are at least as favorable as ISI offers to its other customers (excluding ISI's exclusive licensees and exclusive distributors) for the same type of license and according to the same terms and conditions.

     13. AUDIT RIGHT. Upon at least twenty-one (21) days advance written notice to MCI and no more than once during any twelve (12) month period, ISI may examine the MCI Modifications or Third Party Modifications at MCI's office solely for the purpose of verifying compliance with Paragraphs 8 and 10 of this Contract.

     14. INDEMNIFICATION. The parties agree to the indemnification provisions set forth in EXHIBIT B.

     15.  WARRANTIES.

     (a) ISI warrants to MCI that the Deliverables Source Code delivered under this Contract can be compiled to the Deliverables provided under the Agreement.

     (b) ISI warrants to MCI that to its actual knowledge the Deliverables Source Code as delivered by ISI to MCI under this Contract does not contain software traps, viruses, worms, trap doors, back doors or other similar code that may interfere with MCI's, its Licensed Affiliates' and its Authorized Third Parties' use of the Deliverables as authorized in this Contract.

     (c) Subject to the limitations, restrictions and disclaimers set forth in this Contract, ISI warrants to MCI that to the extent the Deliverables Source Code as provided by ISI processes date or date dependent information, from the Effective Date until August 7, 2002 the Deliverables Source Code, when used as authorized in this Contract, is capable of correctly processing, providing and/or receiving four-digit year data within and between the twentieth and the twenty-first centuries, provided that all products (i.e., hardware, software and firmware) used with the Deliverables Source Code properly exchange four-digit and accurate year data with it. ISI's sole obligation and MCI's sole and exclusive remedy with respect to a breach of this warranty is to provide MCI with modified Deliverables Source Code which meets the requirements set forth above.

     (d) MCI acknowledges that (i) third party software as well as software developed by MCI and its Licensed Affiliates (collectively, the "Other Software") are used with the Deliverables Source Code provided by ISI, (ii) ISI's Deliverables Source Code may rely on the underlying platform and operating system software (collectively, the "Operating System Software") for time and date services, and (iii) the Other Software and Operating System Software may introduce Year 2000 bugs independent of ISI's Deliverables Source Code. Accordingly, MCI acknowledges and agrees that (i) ISI makes no representations, warranties, or covenants of any kind with respect to the Other Software or the Operating System Software, and (ii) ISI shall have no liability of any kind whatsoever for any damages incurred by MCI or any third party arising from the Other Software or Operating System Software.

     (e) Except for Clear Video Live licenses, ISI represents and warrants to MCI that it has not licensed the Deliverables to anyone other than MCI and its Affiliates between September 16, 1994 until the Effective Date.

     (f) MCI represents and warrants to ISI that prior to the Effective Date it has not granted anyone any license to ISI technology that did not contain confidentiality restrictions and reverse engineering restrictions.

     (g) ISI represents and warrants to MCI that the Deliverables Source Code has not been materially modified since September 30, 1997 until the Effective Date. MCI's sole and exclusive remedy for any breach of this warranty shall be for ISI to promptly deliver such material modifications to MCI. Any material modifications to the Deliverables Source Code delivered to MCI under this Paragraph 15(g) shall be treated as part of a Deliverable.

     16. DISCLAIMER OF WARRANTIES. MCI ACKNOWLEDGES AND AGREES THAT THE DELIVERABLES AND ANY OTHER MATERIALS OF ANY KIND PROVIDED UNDER THE AGREEMENT AND THIS CONTRACT ARE PROVIDED "AS-IS" EXCEPT FOR THE WARRANTIES IN PARAGRAPH 15 OF THIS CONTRACT. ISI AND THE ISI AFFILIATES DISCLAIM ANY AND ALL OTHER REPRESENTATIONS, CONDITIONS,

AND WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

     17. LIMITATION OF LIABILITY. NEITHER PARTY NOR ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY LOSS OF REVENUE OR INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, OR CONSEQUENTIAL DAMAGES ARISING FROM THE AGREEMENT, EXISTING AGREEMENTS, THIS CONTRACT OR ANY OTHER WRITTEN OR ORAL AGREEMENTS BETWEEN ISI (INCLUDING ITS AFFILIATES) AND MCI (INCLUDING ITS AFFILIATES), EVEN IF SUCH PARTY HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR CLAIMS THAT MAY ARISE UNDER THE TERMS OF PARAGRAPHS 4, 5, 7, 14 AND 19 AND EXHIBITS B AND C, EACH PARTY AGREES THAT THE AGGREGATE LIABILITY OF THE OTHER PARTY AND ITS AFFILIATES, AGENTS, AND LICENSORS, IF ANY, ARISING OUT OF ANY KIND OF CLAIM (WHETHER IN CONTRACT, TORT, OR OTHERWISE), IN ANY WAY ARISING OUT OF OR RELATED TO THE AGREEMENT, EXISTING AGREEMENTS, THIS CONTRACT OR ANY OTHER WRITTEN OR ORAL AGREEMENTS BETWEEN ISI (INCLUDING ITS AFFILIATES) AND MCI (INCLUDING ITS AFFILIATES) SHALL NOT EXCEED $1,000,000 IN THE AGGREGATE.

     18.  RELEASE.

     (a) In consideration of the agreements contained in this Contract and except as expressly set forth in Paragraphs 18(b) and 18(c) below, each party hereby releases, acquits and forever discharges the other party and its predecessors, successors, assigns, parents, subsidiaries, Affiliates, officers, directors, partners, agents, attorneys and employees from any and all liabilities, claims, complaints, demands, actions, causes of action and damages of any kind or nature arising out of or related to (i) the Agreement, (ii) the Existing Agreements, and (iii) any other written or oral agreements between ISI (including its Affiliates) and MCI (including its Affiliates) on or before the Effective Date.

     (b) The release set forth in Paragraph 18(a) above shall not apply to a dispute between ISI and MCI regarding an obligation, prior to the Effective Date, under the Agreement, the Existing Agreements or any other written or oral agreement between the parties, to pay royalties with respect to revenues from license fees which revenues were not disclosed or reported to MCI (including any public disclosure of such revenues), but only where the party asserting liability on the part of the other ("Asserting Party") establishes that (1) the amount of unpaid royalties exceeds $100,000, (2) the party allegedly owing the royalties (x) had actual knowledge, prior to the Effective Date, of the events giving rise to the obligation to pay royalties, and (y) had actual knowledge, prior to the Effective Date, that its failure to pay such royalties was contrary to its obligations under the Agreement or the Existing Agreements, and (3) the Asserting Party had no actual knowledge prior to the Effective Date of such failure to pay royalties. The parties acknowledge and agree that MCI has no right to claim a royalty from ISI's STiNG product under the Agreement, the Existing Agreements or any other written or oral agreement between the parties.

     (c) The release set forth in Paragraph 18(a) above shall not apply to claims of infringement arising between September 30, 1994 through the Effective Date based on MCI's authorized use of the Deliverables and such claims shall be subject to EXHIBIT B.

     19. CONFIDENTIALITY. The parties agree to the confidentiality provisions set forth in EXHIBIT C.

     20. DISPUTE RESOLUTION. The parties agree to the dispute resolution provisions set forth in EXHIBIT D.

     21. WARRANTS. ISI agrees to issue and deliver to MCI the warrant attached hereto as EXHIBIT E ("Warrant") to purchase from ISI up to 1,452,570 shares of ISI common stock at any time, or from time to time, in whole or in part, after the Effective Date and before 5:00 p.m. Eastern Time, August __, 2002.

     22. EXPORT. MCI shall comply fully with all laws and regulations of the U.S. and other countries relating to the export or import of information ("Export Laws") to assure that neither the Deliverables and the other materials provided under this Contract, nor any direct products thereof are (i) exported, directly or indirectly, in violation of the Export Laws, or (ii) are used for any purpose prohibited by the Export Laws.

     23. TERM AND TERMINATION. The terms of this Contract shall commence on the Effective Date and, except as provided in Paragraphs 3, 12, 15(c), 21 and 25, shall continue in perpetuity.

     24.  NOTICE.

     (a) All communications required or permitted under this Contract shall be in writing and either mailed first class, postage pre-paid, sent by reputable overnight delivery services (with request for written confirmation of receipt), hand-delivered or sent by facsimile transmission (with facsimile generated confirmation of transmission) to the parties at the addresses shown below, or at such other addresses as one party may notify the other of from time to time:

     If to ISI:      John C. Bacon
                     President and CEO
                     Iterated Systems, Inc.
                     3525 Piedmont Road, Suite 600
                     Atlanta, Georgia  30305
                     FAX:  404-264-8300

     with copies to: John C. Yates, Esq.
                     Morris, Manning & Martin, LLP
                     3343 Peachtree Road, N.E.
                     Suite 1600
                     Atlanta, GA 30326
                     FAX: 404-365-9532

     If to MCI:      MCI Telecommunications Corporation
                     Tysons II
                     1650 Tysons Blvd
                     McLean, VA 22102
                     Attn:  Senior Manager  Network Media Initiatives
                     FAX: 703-506-6641

     with copies to: MCI Communications Corporation
                     1133 19th Street, NW
                     Washington, DC 20036
                     Attn: Chief Technology Counsel
                     FAX: 202-736-6382

     (b) All communications shall be deemed effective upon personal delivery or on the date of actual receipt if sent by facsimile transmission or registered or certified mail.

     (c) ISI shall promptly advise MCI of any legal notice served on it relating to this Contract. MCI shall promptly advise ISI of any legal notice served on it relating to this Contract.

     (d) Upon appointing any Authorized Third Party or Distributor, MCI shall promptly notify ISI of the name of such Authorized Third Party or Distributor.

     25. EMPLOYEE NON-SOLICITATION. For a period of three years after the Effective Date ("Limitation Period"), each party and its Licensed Affiliates agree not to call upon, solicit, recruit, or assist others in calling upon, recruiting or soliciting any person who is or was an employee of the other party or its Affiliates ("Non-soliciting Party") during the Limitation Period, for the purpose of having such person perform services that are the same or similar to the services that the person performed for the Non-soliciting Party during the Limitation Period. MCI and its Licensed Affiliates shall include in their agreements with Authorized Third Parties a provision similar to this Paragraph 25 that restricts the Authorized Third Party from soliciting ISI's employees for the same purpose for a period of one (1) year after MCI or its Licensed Affiliate enters into an agreement with the Authorized Third Party. ISI shall not solicit an Authorized Third Party's employees for the same purpose for a period of one (1) year after MCI or its Licensed Affiliates enters into an agreement with the Authorized Third Party; provided that MCI has given ISI written notice of such Authorized Third Party prior to the date such agreement is entered into.

     26. MISCELLANEOUS. This Contract shall be governed by and construed and interpreted in accordance with the laws of the State of New York without giving effect to its rules regarding conflicts of law and any applicable federal laws of the United States of America, as from time to time amended and in effect. This Contract, which includes the attached Exhibits, constitutes the entire understanding of ISI and MCI and supersedes all prior written and oral agreements of any kind between ISI and MCI, including but not limited to the Agreement and the Existing Agreements. Except as provided in this Contract, any representation, promise or condition of any kind between ISI and MCI shall not be binding on either party. In any proceeding to enforce any of the terms of this Contract, the prevailing party shall be entitled to recover its reasonable
expenses, including reasonable attorneys' fees.   This Contract may not be
assigned, in whole or in part, by either party without the other party's written consent, which consents shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign this Contract to an Affiliate of, or successor to, the assigning party without the consent of the other party; provided, however, that the Affiliate or successor agrees to the terms of the Contract. Any other attempt to assign the Contract shall be null, void, and of no force or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their respective duly authorized representatives.

MCI TELECOMMUNICATIONS                 ITERATED SYSTEMS, INC.
CORPORATION



---------------------------------      ----------------------------------
By (Sign)                              By (Sign)



---------------------------------      ----------------------------------
Name (Print)                           Name (Print)



---------------------------------      ----------------------------------
Title                                  Title



---------------------------------      ----------------------------------
Date                                   Date

                                   EXHIBIT A

                                  DELIVERABLES

                                                                  Date of Shipment
Description                                                       Under the Agreement
-----------                                                       -------------------
PC Audio Codec                                                    May 30, 1996

Host Lab Audio Codec                                              September 30, 1996

Prototype Lossless Data Codec                                     September 30, 1996

C30 Audio Codec                                                   December 31, 1996

Enhanced Fractal Real-time Video Codec                            December 31, 1996

C50 Audio Codec                                                   March 31, 1997

FRTC Reference Design Kit Version 3.0                             June 6, 1997

Host Lab Audio Codec (P.C. version)                               June 30, 1997

C30 Audio Codec Reference Design Kit                              September 12, 1997

FRTC (I-Cam Version 1.0)                                          September 30, 1997

MVM Audio Codec TMSC320C3x Version 2.0                            September 30, 1997

Next Generation Real-time Video Codec                             September 30, 1997
Reference Design Kit Version 1.2

Lossless Video Codec (CCIR-601)                                   September 30, 1997

                                   EXHIBIT B

                                INDEMNIFICATION

1.   ISI INDEMNIFICATION OF MCI

     (a) ISI shall (i) defend at its expense and indemnify MCI and MCI's directors, officers, employees, agents and advisers (collectively, the "MCI Indemnified Parties," and individually, the "MCI Indemnified Party") and (ii) hold the MCI Indemnified Parties harmless from and against any claim, in any action, suit, or proceeding, or settlement thereof, that use of the Deliverables infringes any Intellectual Property Rights of any third party. ISI shall pay those damages and costs awarded against any MCI Indemnified Party, in such action, suit, proceeding or settlement that are attributable to such claim. MCI shall (i) notify ISI in writing of any such claim within five (5) days after an MCI Indemnified Party receives notice of such claim, (ii) permit ISI sole control of the defense, settlement or other compromise of such claim, and (iii) ensure that the MCI Indemnified Party cooperates with ISI in the defense and settlement of such claim, including providing to ISI, at the expense of ISI, such information and assistance as ISI may reasonably request. If MCI fails to perform any of the obligations described in the preceding sentence and such failure has an adverse impact on ISI's or MCI's liability to the applicable third party or ISI's ability to defend such claim, then ISI shall no longer be obligated to indemnify the MCI Indemnified Parties for such claim or pay for such damage or cost. The MCI Indemnified Party may, at its own expense, be represented by counsel of its own choice in defense of such claim; provided, however, that ISI shall continue to have sole control of the defense, settlement, or other compromise of such claim.

     (b) Notwithstanding Paragraph (a) above, the indemnification obligations of ISI shall not extend to claims for infringement resulting from any additions or modifications to the Deliverables other than by a person engaged or employed by ISI by or under the direct control of ISI.

     (c) If use of the Deliverables is enjoined due to a claim of infringement that ISI is obligated to indemnify under Paragraph (a) above, then ISI shall, at its own expense and to MCI's reasonable satisfaction, either (i) procure for MCI the right to continue using the allegedly infringing Deliverables, as applicable; (ii) replace the same with functionally substantially equivalent non-infringing components, matter or materials; or (iii) modify the same to become non-infringing.

2.   MCI INDEMNIFICATION OF ISI

     MCI shall (i) defend at its expense and indemnify ISI and ISI's directors, officers, employees, agents and advisers (collectively, the "ISI Indemnified Parties", and individually, an "ISI Indemnified Party") and (ii) hold the ISI Indemnified Parties harmless from and against any claim, in any action, suit, or proceeding, or settlement thereof, that the Intellectual Property Rights of the claimant are infringed by additions or modifications to the Deliverables made by anyone receiving rights under this Contract other than ISI. MCI shall pay those damages and costs awarded against any ISI Indemnified Party in such action, suit, proceeding or settlement that are attributable to such claim. ISI shall
(i) notify MCI in writing of any such claim within five (5) days after an ISI Indemnified Party receives notice of such claim; (ii) permit MCI sole control of the defense, settlement, or other compromise of such claim; and (iii) ensure that the ISI Indemnified Party cooperates with MCI in the defense, settlement or other compromise of such claim, including providing to MCI, at the expense of MCI, such information and assistance as MCI may reasonably request. If ISI fails to perform any of the obligations described in the proceeding sentence and such failure has an adverse impact on MCI's or ISI's liability to the applicable third party or MCI's ability to defend such claim, then MCI shall no longer be obligated to indemnify the MCI Indemnified parties for such claim or pay for such damage or cost. The ISI Indemnified Party may, at its own expense, be represented by counsel of its own choice in defense of such claim; provided, however, that MCI shall continue to have sole control of the defense, settlement, or other compromise of such claim.

3.   LIMITATIONS ON INDEMNITY OBLIGATIONS

     Each party's indemnification obligation set forth in this EXHIBIT B shall be limited according to the terms in Paragraph 17 of this Contract.

                                   EXHIBIT C

                           CONFIDENTIALITY COVENANTS

     1. Each of MCI and ISI shall (i) use reasonable efforts to maintain the confidentiality of the information and materials of the other that may be reasonably understood, from legends, the nature of such information itself and/or the circumstances of such information's disclosure, to be confidential and/or proprietary thereto or of third parties to which either of them owe a duty of non-disclosure (collectively, "Confidential Information"); (ii) take reasonable steps in connection therewith, including at least the steps that each takes to protect the confidentiality of its comparable proprietary assets; (iii) with respect to any source code in the possession of either of them, use reasonable care in the selection and assignment of personnel to work with such source code and instruct all personnel so assigned to take reasonable precautions to prevent unauthorized disclosures; and (iv) with respect to any person to which disclosure is contemplated, require such person to execute an agreement providing for the treatment of Confidential Information set forth in clauses (i) through (iii) above. The foregoing shall not require separate written agreements with employees and agents already subject to written agreements substantially conforming to the requirements of this EXHIBIT C nor with professionals or others that are bound under applicable law, canons, or codes of ethics to respect the confidentiality of client communications and materials.

     2. The obligations set forth in this EXHIBIT C shall not apply to any information and materials which: (i) become public knowledge through no act or failure to act of the party receiving the Confidential Information ("Receiving Party"); (ii) are publicly disclosed by the owner of the Confidential Information ("Disclosing Party"); (iii) are lawfully obtained by the Receiving Party without obligations of confidentiality from a third party or third parties after reasonable inquiry regarding the authority of such third party or third parties to possess and divulge the same; (iv) are independently developed by the Receiving Party from sources or through persons that such person can demonstrate had no access to Confidential Information; or (v) are lawfully known by the Receiving Party at the time of disclosure other than by reason of discussions with or disclosures by the parties. The obligations set forth in this EXHIBIT C with respect to the Confidential Information shall remain in effect for a period of two years after the disclosure thereof and thereafter unless and until the Confidential Information is no longer deemed to be trade secret under applicable law through no act or omission of MCI, its Affiliates and each of their respective licensees.

                                   EXHIBIT D

                               DISPUTE RESOLUTION

     1. SCOPE OF ARBITRATION. All disputes between ISI and MCI arising out of or relating to this Contract and all royalty disputes and infringement disputes described in Paragraphs 18(b) and 18(c) of the Contract, shall be resolved by final and binding arbitration conducted in accordance with and subject to the provisions of the United States Arbitration Act, 9 U.S.C. Sections 1 et seq., provided, however, that prior to filing a demand for arbitration, the parties shall attempt to resolve their disputes through negotiation, and, if the dispute remains unresolved, by non-binding mediation, as provided in this EXHIBIT D.

     2. MEETING BEFORE ARBITRATION. In the event there is a dispute arising out of or relating to this Contract or a royalty dispute or infringement dispute as described in Paragraphs 18(b) and 18(c) of the Contract, the parties first shall attempt to resolve the dispute by negotiations between senior executives of the parties who have authority to settle the controversy. The disputing party shall give the other party written notice of the dispute. Within twenty days after receipt of said notice, the receiving party shall submit a written response to the disputing party. The notice and response shall include (a) a statement of each party's position and a summary of the evidence and arguments supporting its position, and (b) the name and title of the executive who will represent that party. The executives shall meet at a mutually acceptable time and place within thirty days after the date of receipt of the disputing party's notice and, after that, as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the dispute. If the matter is not resolved within sixty days after the receipt of the disputing party's notice, or if the party receiving said notice will not meet within thirty days, then either party may initiate mediation of the dispute according to the terms provided below.

     3. MEDIATION BEFORE ARBITRATION. In the event the dispute is not resolved by negotiation as provided in the preceding paragraph, then, prior to filing a demand for arbitration, either party shall, if it still wishes to resolve the dispute, refer the dispute to mediation, i.e., an informal, non-binding conference or conferences between the parties in which a mediator will seek to guide the parties to a resolution of the dispute. The mediation shall take place in Washington, D.C. if requested by ISI, and shall take place in Atlanta, Georgia if requested by MCI. The mediation shall be conducted under the auspices of the J.A.M.S./ENDISPUTE ("JAMS") office in the city where the mediation is to be conducted, or, if JAMS has no office in that city, under the auspices of the JAMS office closest to the city where the mediation is to be conducted. The parties are free to select any mutually acceptable mediator from the list provided by such JAMS office. If the parties cannot agree or have no particular choice of mediator, then a list and resumes of available mediators will be sent to the parties, each of whom shall inform JAMS of those mediators who are acceptable, provided that at least one such mediator shall be designated acceptable. JAMS shall then select a mediator who is acceptable to both parties. The mediation shall occur within sixty days after the request for mediation. The fees and costs of the mediation shall conform to the then current fee schedule at JAMS and, in the absence of an agreement to the contrary, shall be borne equally by each party.

     4. ARBITRATION. If the dispute is not finally resolved within thirty days after the first day of the mediation, then either party may demand arbitration by filing a demand for arbitration. The arbitration shall be conducted under the auspices of JAMS. An arbitration demanded by ISI shall take place in Washington, D.C. and an arbitration demanded by MCI shall take place in Atlanta, Georgia. The arbitration shall be conducted by one arbitrator mutually agreed upon by ISI and MCI, under the JAMS Arbitration Rules and Procedures in effect on the Effective Date of the Contract, except that the parties shall have any right to discovery as would be permitted under the Federal Rules of Civil Procedure for a period of ninety days following the selection of the arbitrator, and the arbitrator shall resolve any dispute which arises in connection with such discovery. The fees and costs of JAMS and the arbitrator shall, in the absence of an agreement to the contrary, be borne equally by each party. The prevailing party shall be entitled to an award of costs, expenses and reasonable attorneys' fees. Judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The award shall not include, and the arbitrator shall not have the power to award, any damages or relief which are excluded by the Contract.

     5. LIMITATION OF ACTIONS. Any request for a meeting to resolve a dispute, as provided in Paragraph 2 of this EXHIBIT D, must be served upon the other party no later than one year from the date that the facts giving rise to such dispute occurred.

     6. EXCLUSION OF REQUEST FOR INTERIM INJUNCTIVE RELIEF. Notwithstanding this EXHIBIT D, either party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim injunctive relief, as may be necessary to protect such party's Intellectual Property Rights and Confidential Information.

                                   EXHIBIT E

                               WARRANT AGREEMENT

                           WARRANT AGREEMENT ATTACHED

                                   EXHIBIT F

                              MODIFICATION REPORT

                            CALENDAR QUARTER ______

     This report is submitted according to the terms of Paragraph 10 of the Contract dated August __, 1998 between Iterated Systems, Inc. ("ISI") and MCI Telecommunications Corporation ("MCI") (the "Contract").

     List and describe below all MCI Modifications and Third Party Modifications created during the above indicated calendar quarter by MCI, its Licensed Affiliates and the Authorized Third Parties ("Modification Report"). Notwithstanding the above, MCI, its Licensed Affiliates and Authorized Third Parties are not obligated to report modifications of the Deliverables Source Code that result from normal repairs (including bug fixes).

     You may attach additional pages, if necessary, to further describe the modifications made to the Deliverables.

                                                                                      DATE
                                                                                  DELIVERABLES
                                                                                  SOURCE CODE
                                                                                  DELIVERED TO
                                                                                   AUTHORIZED
                             DESCRIPTION                           DATE PROJECT   THIRD PARTY
                                                                     STARTED          (IF
                                                                                  APPLICABLE)
ITEM #
       ------                                                      ------------   -----------
     DELIVERABLE MODIFIED:
                          ---------------------------------
     NAME AND ADDRESS OF MCI ENTITY OR AUTHORIZED THIRD PARTY:

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------
     DESCRIPTION OF MODIFICATION:

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

ITEM #
       ------                                                      ------------   -----------
     DELIVERABLE MODIFIED:
                          ---------------------------------
     NAME AND ADDRESS OF MCI ENTITY OR AUTHORIZED THIRD PARTY:

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------
     DESCRIPTION OF MODIFICATION:

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

  ---------------------------------------------------------------

                                   EXHIBIT G

                                      MCI
                           INVENTION DISCLOSURE FORM

Item 1.   Provide a short, descriptive title of the invention:

Item 2a. When and under what circumstances was the invention first conceived (if you have any written evidence of this date, include copies):

Item 2b.  What is the date of the first sketch or drawing of the invention:

Item 2c.  What is the date of the first written description of the invention:

Item 2d.  What is the date of the first test or operation of the invention:

Item 3a. List all contributors (use other pages if necessary) to this conception of the invention and indicate the contributor's company if not an MCI employee (also identify one person as the primary contact with an "X" next to the name):

Printed Name:__________________________________________________________________
                  Last Name                      First          Middle Initial

Phone#: (w)___________ (h) ____________  Dept/Loc:__________ E-MailD:__________

Current Address:_______________________________________________________________
                          Street            City           State     Zip Code

Country:_____________ Citizenship:_________________ Job Title:_________________

Job assignment at Invention conception:________________________________________

Printed Name:__________________________________________________________________
                        Last Name               First            Middle Initial

Phone#: (w)___________ (h) ____________  Dept/Loc:__________ E-MailD:__________

Current Address:_______________________________________________________________
                          Street            City           State     Zip Code

Country:_____________  Citizenship:______________ Job Title:___________________

Job assignment at Invention conception:________________________________________

Item 3b. Provide the management chain (though VP) of the originating organization for the invention:

-----------------------------------------------------------------------------------------------------------------
  Inventor Signature(s)                   Date         |   Read, understood, and witnessed             Date
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |
                                                       |  1.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |  2.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------

                                      MCI

                           INVENTION DISCLOSURE FORM

Item 4a. Has the invention been disclosed, or is it likely to be disclosed in the near future, to persons outside of MCI, such as to a vendor, at a technical conference or a trade show:

          Yes__________  No___________  Don't Know/Other______________

          If the answer above is yes, list the name, company/agency, date and place of the disclosure:

Item 4b. Has the invention been disclosed, or is it likely to be disclosed in the near future, in technical papers, oral presentations, etc. (please indicate date):

Item 4c. If the answer to Items a or b is Yes or Don't Know/Other, was a non-disclosure agreement used, or have you contacted one of the attorneys listed in the instruction section to obtain a non-disclosure agreement.

Item 4d. Have there been any attempts to demonstrate, publicly use, market or sell the service or product:

          Yes__________  No___________  Don't Know/Other______________

Item 4e. If the answer to Item 4d is Yes or Don't Know/Other, provide a description of each such attempt:

Item 5a. Identify each MCI service, network or product which utilizes or may utilize the invention:

Item 5b. Describe any potential or existing market for sale or license of this item or the technology:

                    a. Government:
                    b. Commercial:
                    c. Identify any known firms or vendors who may be interested in this item:

Item 6.  If this item was first conceived or constructed with:

                    a. A governmental contract, provide the government contract number:
                    b. An Internal Research and Development (RAD) or company
                       project, provide the project identification number:
                    c. Neither a or b, explain:

Item 7. Identify and attach copies of any prior references which you are aware of and which may be relevant to the invention (products, brochures, patents, publications, etc.), but do not perform a search for references in order to complete this form:

-----------------------------------------------------------------------------------------------------------------
  Inventor Signature(s)                   Date         |   Read, understood, and witnessed             Date
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |
                                                       |  1.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |  2.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------

                                      MCI
                           INVENTION DISCLOSURE FORM

Item 8. Describe the invention using the following format. Use as many pages as necessary. Mark each additional page "MCI Confidential."


          1. Discuss the problems which the item is designed to solve. Refer to any prior devices of a similar nature with which you may be familiar.

          2. Describe how the invention qualifies as a solution to the problem, and state the advantage of the item over presently known devices, systems or processes.

          3. Specifically describe the item and its operation. Attach copies of drawings, sketches, prints, photographs and illustrations, which should be signed, witnessed and dated. Use numbers and descriptive names in descriptions and drawings.

          4. List all known and other possible uses for the item.

          5. List the features of the item that are believed to be novel.

          6. State why the invention is important to MCI.

          7. List some related key words to facilitate searching for this disclosure at a later time.

-----------------------------------------------------------------------------------------------------------------
  Inventor Signature(s)                   Date         |   Read, understood, and witnessed             Date
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |
                                                       |  1.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |  2.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------

                                      MCI
                           INVENTION DISCLOSURE FORM


Attach Text or Drawings:









-----------------------------------------------------------------------------------------------------------------
  Inventor Signature(s)                   Date         |   Read, understood, and witnessed             Date
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |
                                                       |  1.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------
                                                       |
                                                       |  2.
-----------------------------------------------------------------------------------------------------------------
                                                       |
-----------------------------------------------------------------------------------------------------------------